                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934


          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:

          [ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use
                                                     of  the Commission Only
                                                     (as  permitted by  Rule
                                                     14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
               Rule 14a-12

                                    Kimmins Corp.
          -----------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

          -----------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement,
                            if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [X]  No fee required.
          [ ] Fee computed on table below per Exchange Act Rules 14-a(6)(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

                   -------------------------------------------------------

               2) Aggregate number of securities to which transaction applies:

                   -------------------------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                   -------------------------------------------------------





               4)  Proposed maximum aggregate value of transaction:

                   -------------------------------------------------------
               5)  Total fee paid:

                   -------------------------------------------------------

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:

               ------------------------------------------------------------

               2)  Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

               3)  Filing Party:

               ------------------------------------------------------------

               4)  Date Filed:

               ------------------------------------------------------------





                                    KIMMINS CORP.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               TO BE HELD JUNE 18, 1997


          To the Stockholders of
          KIMMINS CORP.:

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kimmins Corp. (the "Company") will be held on Wednesday, June 18, 1997, at 1 p.m., local time, at the Palma Ceia Golf & Country Club, 1601 South MacDill Avenue, Tampa, Florida 33629, for the following purposes:

               1. To elect three (3) Directors, each to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

               2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

               The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

               The Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, and only stockholders of record at such time will be so entitled to notice and to vote.

                                        By Order of the Board of Directors,

                                        /s/ Joseph M. Williams

                                        JOSEPH M. WILLIAMS, Secretary

          May 7, 1997



               If you do not expect to be present at the meeting, please date, sign, and return the enclosed proxy in the envelope provided for that purpose, which requires no postage if mailed in the United States. A proxy is revocable at any time prior to the voting of the proxy by a subsequently dated proxy, by written notice to the secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.





                                    KIMMINS CORP.
                               1501 Second Avenue, East
                                   Tampa, FL 33607

                                   PROXY STATEMENT

                          For Annual Meeting of Stockholders
                               To Be Held June 18, 1997

               The accompanying form of proxy is solicited on behalf of the Board of Directors of KIMMINS CORP. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 18, 1997, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Only stockholders of record at the close of business on April 18, 1997, will be entitled to notice of and to vote at such meeting. Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 21, 1997. Proxies in the accompanying form, duly executed and received in time and not revoked, will be voted at the meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by submitting a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

               The address of the principal executive office of the Company is:

                                    1501 Second Avenue, East
                                    Tampa, Florida  33605
                                    Telephone Number:  (813) 248-3878

               As  of  April 18,  1997,  the number  of  outstanding shares entitled to vote at the meeting is 4,447,397 shares of Common Stock, par value $.001 per share (the "Common Stock"), and 2,291,569 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), each of which is entitled to one vote. The Common Stock and Class B Common Stock vote together as one class.

                                  VOTING PROCEDURES

               The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Class B Common Stock, combined, present in person, or represented by proxy, provided a quorum exists. A quorum is established if at least a majority of the outstanding shares of Common Stock and Class B Common Stock, combined, as of April 18, 1997, are present in person or represented by proxy. All other matters at the meeting shall be decided by the affirmative vote of a majority of the shares of Common Stock and Class B Common Stock, combined, cast with respect thereto, provided a quorum exists. Votes will be counted and certified by the Inspectors of Election, who are one or more





          employees of the Company. Failures to vote and broker non-votes will not count towards determining any required plurality or majority or the presence of a quorum. Stockholders and brokers returning proxies who are affirmatively abstaining from voting on a proposition and stockholders attending the meeting but who are not voting on a proposition will count towards the presence of a quorum, but will not be counted towards determining the required plurality or majority for approval of that proposition.

                   The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted in information above.

                                ELECTION OF DIRECTORS

                   The proxies granted by stockholders will be voted at the Annual Meeting of Stockholders for the election of the persons listed below as Directors of the Company to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently Directors of the Company. Each of the persons named has indicated to the Board of Directors that he will be available as a candidate. In the event that any nominee is not a candidate or is unable to serve as a director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

                                        Year of
                                         First
                    Name           Age  Election          Position
          ------------------------ --- --------  -------------------------

          Francis M. Williams . .  55     1987   Chairman of the Board,
                                                   President, and Chief
          Michael Gold  . . . . .  48     1987     Executive Officer
          George Chandler . . . .  67     1990   Director
                                                 Director

               All Directors of the Company hold office until the Annual Meeting of Stockholders in the year in which their appointment expires or until their successors have been elected and qualified.

               Francis M. Williams has been President and Chairman of the Board of the Company since its inception. For more than five years prior to November 1988, Mr. Williams was the Chairman of the Board and Chief Executive Officer of Kimmins Corp. and its predecessors and sole owner of K Management Corp. From June 1981 until January 1988, Mr. Williams was also the President and a Director of College Venture Equity Corp., a small business investment company. Mr. Williams has also been a Director of the





          National Association of Demolition Contractors and a member of the Executive Committee of the Tampa Bay International Trade Council.

               Michael Gold has been a Director of the Company since November 1987. For more than the past five years, Mr. Gold has been a partner in the Niagara Falls, New York law firm of Gold and Gold.

               George Chandler has been a Director of the Company since January 1990. Since November 1989, Mr. Chandler has been a business consultant. Mr. Chandler was Chairman of the Board from July 1986 to November 1989, and President and Chief Executive Officer from October 1985 to November 1989 of Aqua-Chem, Inc., a manufacturer of packaged boilers and water treatment equipment. From May 1983 to October 1985, he was President, Chief Executive Officer and a Director of American Ship Building Co., which is engaged in the construction, conversion and repair of cargo vessels. Mr. Chandler is also a Director of The Allen Group Inc., and DeVlieg Bullard, Inc.

                                  EXECUTIVE OFFICERS

               The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. In addition to Francis M. Williams, Chairman of the Board, President, and Chief Executive Officer, Norman S. Dominiak, and Joseph M. Williams are the only other executive officers of the Company.

               Norman S. Dominiak, 52, has been the Vice President of the Company since March 1995, and has been employed by the Company as its Chief Financial Officer since January 1994. Mr. Dominiak served as Controller of ThermoCor Kimmins, Inc., a subsidiary of the Company, from October 1991 until January 1994. From May 1988 until September 1991, Mr. Dominiak served as Senior Vice President of Creative Edge, a company engaged in the manufacturing and distribution of educational products. From October 1982 until April 1988, Mr. Dominiak served as Senior Vice President of Cecos Environmental Services, Inc., a company engaged in treatment, transportation, and disposal of hazardous waste. From 1965 until 1982, Mr. Dominiak was employed in various financial capacities for the Carborundum Company.

               Joseph M. Williams, 40, has been the Secretary and Treasurer of the Company since October 1988. Since November 1991, Mr. Williams has served as President and has been a Director of
          Cumberland   Technologies,   Inc.,   a   holding   company  whose
          wholly-owned  subsidiaries  provide  reinsurance   and  specialty
          sureties and performance and payment bonds. Since June 1986, Mr. Williams has served as President and Vice President and has been
          a  Director  of  Cumberland   Real  Estate  Holdings,  Inc.,  the
          corporate   general  partner   of   Sunshadow  Apartments,   Ltd.
          ("Sunshadow") and Summerbreeze Apartments, Ltd. ("Summerbreeze"),





          both of which are limited partnerships. In June 1992, both Sunshadow and Summerbreeze filed voluntary petitions under Chapter 11 of the United States bankruptcy law, and each entity submitted a prepackaged plan of reorganization. In June 1993, Sunshadow and Summerbreeze entered into a settlement and note renewal agreement and the bankruptcy filings were voluntarily dismissed. Mr. Williams has been employed by the Company and its subsidiaries in various capacities since January 1984. From January 1982 to December 1983, he was the managing partner of Williams and Grana, a firm engaged in public accounting. From January 1978 to December 1981, Mr. Williams was employed as a senior tax accountant with Price Waterhouse & Co. Joseph M. Williams is the nephew of Francis M. Williams.

                  MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

               During the year ended December 31, 1996, the Board of Directors held three meetings which were attended by all the Directors, except Mr. George A. Chandler was unable to attend the December 10, 1996, meeting. In addition, the Company's Board of Directors took several actions by written consent. The Company has an Audit Committee currently comprised of Mr. George A. Chandler and Michael Gold, which met three times during the year, and a Stock Option Committee currently comprised of Messrs. Francis M. Williams and Michael Gold, which met once during the year. The function of the Audit Committee is to meet periodically with the Company's independent auditors to review the scope and results of the audit and to consider various accounting and auditing matters related to the Company, including its system of internal controls. The Audit Committee also makes recommendations to the Board of Directors regarding the independent public accountants to be appointed as the Company's auditors.

               The Company does not have a Nominating Committee or a Compensation Committee of the Board of Directors. The function of the Stock Option Committee is to administer the Company s 1987 stock option plan.





                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

               Summary Compensation Table. The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to the Chief Executive Officer and the other executive officers whose salary and bonus exceeded $100,000 for the year ended December 31, 1996 (the "Named Executives"):

                                                           SUMMARY COMPENSATION TABLE
                                                                                        Long-Term Compensation
                                                                                 -----------------------------------
                                                       Annual Compensation                Awards           Payouts
                                                -------------------------------  ----------------------  -----------
                                                                         Other                Securities
                                                                        Annual    Restricted  Underlying              All Other
                                                                        Compen-     Stock      Options/                Compen-
                        Name and                   Salary     Bonus     sation     Award(s)      SARs        LTIP       sation
                   Principal Position      Year     ($)        ($)        ($)        ($)         (#)      Payouts(s)     ($)
               -------------------------- ----  ----------  --------  ---------- ----------- ----------  ----------- ------------
               Francis M. Williams         1996   $318,482     $0         $0          $0          0           $0       $995   (*)
                 Chairman of the Board,    1995   $271,137     $0         $0          $0          0           $0       $989   (*)
                 President and Chief       1994   $171,139     $0         $0          $0          0           $0       $977   (*)
                 Executive Officer

               John V. Simon, Jr.          1996   $95,000    $25,000      $0          $0          0           $0      $1,655  (*)
                 President of Kimmins      1995   $95,000    $81,489      $0          $0          0           $0      $1,647  (*)
                 Contracting Corp.         1994   $95,000    $15,759      $0          $0          0           $0      $1,635  (*)

               (*)  Represents the Company's  contribution to the employee's  account of the  Company's 401(k) Plan and  premiums paid by  the Company for term life insurance and long-term  disability. These plans, subject to the terms and conditions of each plan, are available to all employees.

               Stock Option/SAR Grants in  the Last Fiscal Year.   No stock
          options or stock appreciation rights were granted to the Named Executives during the year ended December 31, 1996.





               Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values. The following table summarizes the net value realized on the exercise of options in 1996 and the value of outstanding options as of December 31, 1996, for the Named Executives.

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                 AND FISCAL YEAR-END OPTION/SAR VALUES
                                                               Number of
                                                               Securities         Value of
                                                               Underlying       Unexercised
                                                              Unexercised       In-the-Money
                                                            Options/SARs at   Options/SARs at
                                 Shares                       Year-End (#)    Year-End ($) (1)
                                Acquired         Value        Exercisable/      Exercisable/
              Name          on Exercise (#)   Realized ($)   Unexercisable     Unexercisable
       ------------------   ---------------  ------------   ---------------   ----------------
       John V. Simon, Jr.          0               $0         13,533/8,134        $135/$0

       (1)   Value is calculated using the Company's closing stock price on December 31, 1996, of $3.375 per share less the exercise price for such shares.

               No stock options or stock appreciate rights were exercised by Francis M. Williams during the year ended December 31, 1996, and Mr. Williams does not have any outstanding stock options or SARs at December 31, 1996.





                                    TEN-YEAR OPTION/SAR REPRICINGS
                                                                                      Length of
                                                                                      Original
                                      Number of     Market                             Option
                                     Securities      Price       Exercise               Term
                                     Underlining  of Stock at    Price at             Remaining
                                    Options/SARs    Time of      Time of      New    at Date of
                                     Repriced or Repricing or  Repricing or Exercise  Repricing
                                       Amended     Amendment    Amendment    Price       or
              Name           Date        (#)          ($)          ($)        ($)     Amendment
      -------------------  -------- ------------ ------------ ------------  -------- ----------

      Norman S. Dominiak   10/30/94         3,333    $4.50        $6.39      $4.50     4 years
      Vice President                          833    $4.50        $7.14      $4.50     4 years

      Joseph M. Williams   10/30/94        10,333    $4.50        $6.75      $4.50     4 years
      Secretary/Treasurer

      Michael D. O Brien   10/30/94        15,976    $4.50        $6.75      $4.50     4 years
      Vice President of
      TransCor

      John V. Simon, Jr.   10/30/94        12,833    $4.50        $6.75      $4.50     4 years
      President of                          2,500    $4.50        $6.00      $4.50     4 years
      Kimmins Contracting
      Corp.



            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               There is no compensation committee of the Company's Board of Directors or other committee of the Board performing equivalent functions. The person who performs the equivalent function is Francis M. Williams, Chairman of the Board, President, and Chief Executive Officer of the Company.

                              COMPENSATION OF DIRECTORS

               During the year ended December 31, 1996, the Company paid non-officer Directors an annual fee of $5,000. Directors are reimbursed for all out-of-pocket expenses incurred in attending Board of Directors and committee meetings.





               COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               There is no formal compensation committee of the Board of Directors or other committee of the Board performing equivalent functions. As noted above, compensation is determined by Francis
          M. Williams, Chairman of the Board, President, and Chief Executive Officer of the Company under the direction of the Board of Directors. There is no formal compensation policy for either the Chief Executive Officer or other executive officers of the Company. Compensation of the Chief Executive Officer, which primarily consists of salary, is based generally on performance and the Company's resources. Compensation for Mr. Williams has been fixed annually each year by the President. Mr. Williams' compensation is not subject to any employment contract. In 1994, Mr. Williams' compensation was $171,137. In 1994, the Company recorded revenue of $96,755,001 and net income of $796,992. In 1995, Mr. Williams' compensation was $271,137. In 1995, the Company recorded revenue of $111,346,075 and net income of $1,342,583. In 1996, Mr. Williams' compensation was $318,482. In 1996, the Company recorded revenue of $113,240,908 and a net loss of $8,683,439.


                                                       Francis M. Williams
                                                       George A. Chandler
                                                       Michael Gold


                                  PERFORMANCE GRAPH

                    The following line graph compares, over the past five years, the stock performance of the Company with the cumulative total return of companies comprising the Standard and Poors 500 AND A Peer Group s index selected by the Company. The Company pays no dividends and, therefore, there is no cumulative total return calculation to the Company based upon reinvestment of dividends. Such graph is not necessarily indicative of future price performance. The comparison assumes the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1991.

                             1991    1992    1993   1994     1995    1996
                           ------- ------- ------- ------- ------- -------

           Kimmins Corp.   $100.00 $ 60.02 $ 60.02 $ 37.91 $ 63.18 $ 25.62

           Standard &
           Poors 500 Index $100.00 $107.79 $118.66 $120.56 $165.78 $204.32

           Value Line, Inc.
           Environmental
           Services        $100.00 $101.46 $ 77.39 $ 79.01 $ 91.06 $ 97.91





            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth the number of shares of the Company's common stock beneficially owned as of April 1, 1997, by
          (i) persons known by the Company to own more than 5 percent of the Company's outstanding common stock, (ii) by each Named Executive (as defined below) and director of the Company, and
          (iii) all directors and executive officers of the Company as a group:

                                                                                     Percent of
                                                                           Percent     Total
         Name and Address of                                                  of       Voting
         Beneficial Owner (1)       Title of Class      Number of Shares    Class      Power
       -----------------------  ---------------------   -----------------  -------   ----------
       Francis M. Williams      Common Stock            1,857,065    (2)     41.8%        61.6%
                                Class B Common Stock    2,291,569           100.0%

       Joseph M. Williams       Common Stock              362,775    (3)       8.2%        5.4%

       John V. Simon, Jr.       Common Stock               20,759    (4)        *           *

       Michael Gold             Common Stock               14,923    (5)        *           *

       George Chandler          Common Stock                7,914    (6)        *           *

       All directors and        Common Stock            2,263,436  (2)(3)     50.9%
       executive officers as a                                     (5)(7)                 67.3%
       group (five persons)     Class B Common Stock    2,291,569            100.0%

          (1) The addresses of all officers and directors of the Company above are in care of the Company at 1501 Second Avenue, East, Tampa, Florida 33605.

          (2) Includes 1,479,136 shares owned directly by Mr. Francis M. Williams; 133,333 shares owned by Summerbreeze and 121,750 shares owned by Sunshadow, both of which Mr. Williams is the sole shareholder of the corporate general partner and the sole limited partner (see Item 13, "Certain Relationships and Related Transactions"); 48,908 shares owned by Mr. Williams' wife; 30,493 shares held by Mr. Williams as Trustee for his wife and children; 37,913 shares held by Mr. Williams as Custodian under the New York Uniform Gifts to Minors Act for his children; 4,464 shares held by the Company's 401(k) and ESOP Plans of which Mr. Williams is fully vested; and 1,067 shares held by Kimmins Realty Investment, Inc., which is owned 100 percent by Mr. Williams.





          (3) Includes 10,000 shares owned by Mr. Joseph M. Williams; 9,200 shares issuable upon exercise of currently exercisable stock options; 2,355 shares held by the Company's 401(k) and ESOP Plans of which Mr. Williams is fully vested; and 341,220 shares held by the Company's 401(k) Plan and ESOP of which Mr. Williams is a trustee with shared voting and investment power.
          (4)  Includes  1,500 shares  owned  by Mr.  Simon; 13,533  shares issuable upon exercise of currently exercisable stock options; and 5,726 shares held by the Company s 401(k) and ESOP plans of which Mr. Simon is fully vested.

          (5) Includes 1,150 shares owned by Mr. Gold; 5,775 shares currently owned by Mr. Gold's wife; 2,898 held by Mr. Gold as trustee for Mr. Gold's minor children; and 5,100 shares issuable upon exercise of currently exercisable stock options.

          (6) Includes 3,114 shares owned by Mr. Chandler; and 4,800 shares issuable upon exercise of currently exercisable stock options.

          (7) Includes 19,100 shares issuable upon exercise of currently exercisable stock options; 6,250 shares held by the Company's 401(k) and ESOP Plans of which certain officers of the Company are fully vested; and 341,471 shares held by the Company's 401(k) and ESOP Plans of which the Secretary of the Company is a trustee.

               *    Less than one percent.

                                 CERTAIN TRANSACTIONS

               During 1994, 1995 and 1996, the Company paid landfill fees of approximately $28,000, $88,000, and $139,000, respectively, to a company that is owned primarily by the brother of Mr. Francis
          M. Williams. The amount paid approximated fair market rates for the type of services involved.

               The Company has a note receivable in an original amount of $3,638,696 from Sunshadow Apartments, Ltd., and Summerbreeze Apartments, Ltd., two Florida real estate limited partnerships (collectively, the "Apartments"), of which Mr. Francis M. Williams is the sole shareholder of the corporate general partner and the sole limited partner. The note receivable originally accrued interest at prime plus 1.375 percent, increasing to prime plus 2 percent on July 1, 1995, with principal and interest payable in monthly installments through December 31, 1998, and is guaranteed by Mr. Williams. The Company did not receive any interest or principal payments during 1996 relating to this note receivable, and management of the Company discontinued recognition of interest income of approximately $551,000 for the year. Amounts due from the Apartments at December 31, 1995 and 1996, are approximately $3,851,000.





               At December 31, 1995 and 1996, $5,301,000 of the combined accounts receivable - affiliates and note receivable - affiliate balances are due from corporate affiliates of the Company's President. The affiliated receivables relate to contract services performed and are guaranteed by Mr. Williams.

               On November 5, 1996, the Company received 1,723,290 shares of Cumberland common stock in exchange for the term note from affiliate. The Cumberland common stock had a fair market value of $3.00 per share on the date of the exchange, based upon the quoted market price. This investment is accounted for under the equity method, and the Company s interest in Cumberland represents an ownership share of approximately 30 percent. At December 31, 1996, the market value of the Cumberland common stock held by the Company was approximately $5,170,000.

             COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company s officers and directors, and persons who own more than 10 percent of a registered class of the Company s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors, and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

               Based solely on the Company s review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 1996, all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial owners were complied with.

                   STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

               Any proposal of stockholders intended to be presented at the 1998 annual meeting of the Company must be received by the Secretary of the Company at the address set forth on the first page of the Proxy Statement no later than December 17, 1997, in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to such annual meeting. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days form the date of the meeting that the proxy statement relates, stockholders will be notified of the new meeting date and the new date by which proposals must be received.





                       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               The Board of Directors has retained Ernst & Young, LLP, as the auditors of the Company for the fiscal year ending December 31, 1997. Representatives of Ernst & Young, LLP, are expected to be present at the Annual Meeting of Stockholders, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions submitted by stockholders.

                                    OTHER MATTERS

               A copy of the Company's Annual Report for the fiscal year ended December 31, 1996, is being furnished herewith to each stockholder of record as of the close of business on April 18, 1997. Additional copies of the Annual Report to Stockholders or copies of the Company s Annual Report on Form 10-K will be provided free of charge upon written request to:

                                   Stockholder Services
                                   Kimmins Corp.
                                   1501 Second Avenue, East
                                   Tampa, Florida 33605

               All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy material to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph, or oral communication by directors, officers, or regular employees of the Company acting without special compensation.

               The Board of Directors is aware of no other matters, except as set forth in the Notice of Meeting, and has not been informed of any other matters to be presented to the Annual Meeting of Stockholders. However, if any matters other than those referred to above should properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.

                                   By Order of the Board of Directors,

                                   /s/ JOSEPH M. WILLIAMS

                                   Joseph M. Williams, Secretary


          Tampa, Florida
          May 7, 1997